UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 3, 2022

SELECTIVE INSURANCE GROUP, INC.
(Exact name of registrant as specified in its charter)

New Jersey	001-33067	22-2168890
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Wantage Avenue, Branchville, New Jersey 07890
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (973) 948-3000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $2 per share	SIGI	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 4.60% Non-Cumulative Preferred Stock, Series B, without par value	SIGIP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                                                            Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

                                                     ☐

Section 5 – Corporate Governance and Management

Item 5.07.    Submission of Matters to a Vote of Security Holders.

Selective Insurance Group, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 3, 2022. Set forth below are the final voting results for each of the matters submitted to a vote of the stockholders. For more information about the proposals set forth below, please see the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 29, 2022 (the “Proxy Statement”).

1.    The Company’s stockholders elected each of the sixteen director nominees to serve on the Board of Directors for a term of one year, as follows:

Director	For	Against	Abstain	Broker Non-Votes
Ainar D. Aijala, Jr.	51,285,637	270,397	66,634	3,434,367
Lisa Rojas Bacus	49,824,461	1,729,181	69,026	3,434,367
John C. Burville	50,822,024	734,457	66,187	3,434,367
Terrence W. Cavanaugh	51,262,919	294,187	65,562	3,434,367
Wole C. Coaxum	49,936,995	1,617,666	68,007	3,434,367
Robert Kelly Doherty	51,196,358	360,343	65,967	3,434,367
John J. Marchioni	50,336,911	1,233,958	51,799	3,434,367
Thomas A. McCarthy	51,338,009	217,898	66,761	3,434,367
Stephen C. Mills	51,303,974	251,103	67,591	3,434,367
H. Elizabeth Mitchell	49,890,492	1,664,986	67,190	3,434,367
Michael J. Morrissey	49,636,067	1,920,008	66,593	3,434,367
Cynthia S. Nicholson	48,621,949	2,935,144	65,575	3,434,367
William M. Rue	50,746,671	825,972	50,025	3,434,367
John S. Scheid	51,323,048	234,051	65,569	3,434,367
J. Brian Thebault	48,045,034	3,441,728	135,906	3,434,367
Philip H. Urban	49,964,059	1,590,160	68,449	3,434,367

2.    The Company’s stockholders voted to approve, on an advisory, non-binding basis, the 2021 compensation of the named executive officers as disclosed in the Proxy Statement, as follows:

For	Against	Abstain	Broker Non-Votes
50,982,433	428,309	211,926	3,434,367

3.    The Company’s stockholders voted to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, as follows:

For	Against	Abstain	Broker Non-Votes
53,893,479	1,097,575	65,981	0

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTIVE INSURANCE GROUP, INC.

Date:	May 6, 2022	By:	/s/ Michael H. Lanza
Michael H. Lanza
Executive Vice President and General Counsel